UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                       CERTIFIED SHAREHOLDER REPORT OF
                 REGISTERED MANAGEMENT INVESTMENT COMPANIES


                Investment Company Act file number 811-04750

                       Fenimore Asset Management Trust
              (Exact name of registrant as specified in charter)

                            384 North Grand Street
                                 P.O. Box 399
                          Cobleskill, New York 12043
             (Address of principal executive offices) (Zip code)

                               Thomas O. Putnam
                       Fenimore Asset Management Trust
                            384 North Grand Street
                          Cobleskill, New York 12043
                   (Name and address of agent for service)

     Registrant's telephone number, including area code: 1-800-453-4392

                     Date of fiscal year end: December 31

                 Date of reporting period: December 31, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1. Reports to Stockholders.

The annual report to stockholders is filed herewith.


                                     FAM

                     VALUE FUND (LOGO) EQUITY-INCOME FUND
                 Investor Share Class and Advisor Share Class

                                ANNUAL REPORT
                              December 31, 2003

                              Table of Contents

Chairman's Commentary                                                       1

FAM Value Fund                                                              3
   Letter to Shareholders                                                   3
   Performance Summary                                                      6
   Portfolio Data                                                           8
   Statement of Investments                                                 9
   Statement of Assets and Liabilities                                     13
   Statement of Operations                                                 14
   Statement of Changes in Net Assets                                      15
   Notes to Financial Statements                                           16

FAM Equity-Income Fund                                                     21
   Letter to Shareholders                                                  21
   Performance Summary                                                     24
   Portfolio Data                                                          26
   Statement of Investments                                                27
   Statement of Assets and Liabilities                                     30
   Statement of Operations                                                 31
   Statement of Changes in Net Assets                                      32
   Notes to Financial Statements                                           33

Report of Independent Auditors                                             38
Information About Trustees and Officers                                    39
Definition of Terms                                                        41

Chairman's Commentary                                                (LOGO)
December 2003


Dear Fellow Shareholders,

2003 turned out to be a surprisingly strong year for stock investors. We did not anticipate that the year would unfold as it did, but with the benefit of educated hindsight, we see that the 2003 stock market followed a familiar historical pattern of unexpected rapid gains after several years of decline.

2003 and Beyond

We have stated on many occasions that preservation of capital is as important as growth of capital, if not more so. As a result of this conviction we give a lot of thought to the concept of risk in investing, which we define as the possibility of permanent loss of capital. This definition contrasts sharply with the financial consultant's view of risk, which focuses primarily on the short-term volatility of stock prices. While the 2003 market followed a classic phoenix-rising-out-of-the-ashes trajectory, just how strong the wings of this market really are remains to be seen. For example, while the NASDAQ index posted a strong 50% gain this year, this return was driven by the same momentum growth and high tech areas that swept the 1999 market to what proved to be unsustainable levels. Once again, companies that have no earnings are soaring and NASDAQ margin debt -- an important sign of speculative excess -- is at new highs. For these reasons we are cautious about the near-term future, but we remain enthusiastic about our investments over the long-term.

Keys to Long-term Investing:
Consistency and Patience

Taken together, our research team -- John Fox, Paul Hogan, Eric Elbell and I -- combines over 50-years of investment experience, reaching back over many market cycles to the early 70's. Although we have seen numerous market environments over the years, we continue to apply the same methodology to our investment selections. We have learned from our experience that the consistent application of our thoughtful and disciplined approach, while it may not provide sensational short-term results, will grow and preserve capital over the longer-term.

Experience has also taught us that patience is a key element in successful long-term investing. Before we add a stock to our funds' portfolios, we believe it is essential to hold fast to our four principle guidelines:

o Invest only in businesses that have understandable and predictable economic models.

o Invest in financially strong companies where balance sheets and cash flow statements are more important than earnings statements.

o Invest with management teams who exude honesty and integrity and are quicker to share the negatives than the good results.

o Invest only when the market price is at a discount from the economic value of the business -- our margin of safety.

Chairman's Commentary                                             (LOGO)


I assure you we will not deviate from this time-tested approach, no matter how enticing it may appear to participate in a rapidly rising and speculative market.

High Ethical Standards Mean Good Business

In regard to business practices, 2003 unfortunately broke new ground for the mutual fund industry. Just short of celebrating a scandal-free 80-year history, unfair market timing and trading practices tainted the entire industry. I want to assure you that we have not engaged in any late trading activity and take steps to discourage short-term investors (market timers) from ownership in our funds. In our fiduciary responsibility to our investors, we pledge to maintain the highest standards of integrity. However, should we ever discover an error, I pledge to you that it will be "fessed-up-to" immediately and rectified in favor of the investor. As Jim Muller, retired senior partner of our former mutual fund auditor McGladrey and Pullen and past trustee once advised, "Always err on the side of angels." We take his advice to heart.

Thank you for your continued loyalty and confidence in our investment approach. We wish you a peaceful, prosperous and healthy New Year.

Sincerely,

/s/ Thomas O. Putnam
Thomas O. Putnam
Chairman


    FAM Funds has adopted a Code of Ethics that applies to its principal executive and principal financial officers. You may obtain a copy of this Code without charge, upon request by calling FAM Funds at (800) 932-3271.

FAM Value Fund                                                       (LOGO)


Dear Fellow Value Fund Shareholders:

For the year 2003, the Investor Share Class of the FAM Value Fund posted a positive return of 24.98%. By comparison, the S&P 500 Index closed the year up 28.67% and the Russell 2000 Index was up 47.25%.

2003 in Review

In the week before Christmas, Barron's magazine ran a cartoon which we think captured the 2003 stock market very accurately. It shows a young boy sitting on Santa's lap and the caption reads: Everything I want is on the NASDAQ. This punch line neatly summarizes investor sentiment in 2003, a year in which a strong bull market was driven by the smallest of companies, technology issues, and, in our estimation, speculative stocks, many of which are traded on the NASDAQ market. Stocks of higher quality established businesses also appreciated, but to a lesser degree.

2003 spanned a broad range of investor emotions this year. It began amid depressing uncertainty surrounding potential war with Iraq and our own sluggish economy. However, by April, the cloud of war was lifting and investors focused on our improving economy. By the time the second quarter closed, the market had posted its strongest 3 month period in 17 quarters. Positive trends continued throughout the second half of the year and 2003 turned out to be the best year for U.S. equities since 1998.

Performance Detail

The FAM Value Fund benefited from the broad bull market in 2003. Only two of the stocks that we owned in the Value Fund at the end of the year registered a decline for the year. (Cato Corp. and Jones Apparel Corp: down -2.1% and -0.1% respectively). We even made a small gain on those two stocks by continuing to buy them at low prices throughout the year. 2003 turned out to be one of those very rare years when every stock in the Fund's portfolio makes money -- a year that we doubt will be repeated.

Best Performers

The largest contributor to the FAM Value Fund performance was White Mountains Insurance, up 42.7% for the year. The company continues to benefit from a strong insurance premium environment and timely acquisitions. Four acquisitions were completed during the year, adding nicely to the intrinsic value of the company. We continue to believe that the White Mountains management team is among the best in corporate America. Over the last five years the Fund has earned over 200% total return from this investment; it continues to be the Fund's largest holding.

The second best performer was Martin Marietta Materials (MLM). We point out this runner-up because last year we identified this stock as one of the Fund's worst performers. MLM provides crushed rock for the construction of roads and buildings. At this time last year we wrote that as the U.S. economy improves, there will be increased demand for crushed rock, which in turn will benefit the construction material industry in general and this company in particular. This scenario is playing out today. Construction spending is on the up-swing and all three of our investments in the construction material industry provided strong gains in 2003.

In line with the broad market, our technology stocks were excellent performers.

FAM Value Fund                                                    (LOGO)


We experienced the greatest impact from Zebra Technologies, Littelfuse and American Power Conversion. Individually, each of these stocks was up more than 60%; combined they contributed over $12 million in gains to the FAM Value Fund portfolio for the year. Zebra is the leading manufacturer of bar code printers. Littelfuse makes tiny fuses that are used in the manufacture of almost every conceivable electronic device. We like Littelfuse because we do not have to figure out in advance which electronic device will be the new, hot seller, since its fuses go into all kinds of products including cell phones, PDAs, digital cameras and telecom equipment. Littelfuse is a good way to invest in the trend we see of consumers buying more and more electronic gadgetry. America Power Conversion manufactures equipment that provides battery back-up systems for computer users. This company received an unexpected boost in sales from the blackout that hit the northeast last August. Computer users really appreciate a reliable power back-up when the lights go out!

Worst Performers

It is difficult to designate a "worst" performer in a year such as 2003, but we nominate insurance agency Brown & Brown. This stock, which accounts for approximately 5% of the Fund's assets, contributed to the portfolio a money market-like return of 2% in 2003. In a year of 24.98% performance, Brown & Brown created a drag on overall Fund performance. However, while it was one of our worst performing stocks, we believe it remains one of our better performing companies. The management team is led by Hyatt Brown, an exceptional leader who owns 16% of the company stock, thus his interest is aligned with ours as shareholders. This company achieves one of the highest profit margins in the insurance industry and an unmatched record of growth; it has increased earnings per share every year since 1992. The balance sheet is excellent, there is no debt, and return on equity is in excess of 20%, all qualities we look for. This stock underperformed this year due to concerns that insurance premiums are beginning to decline into what is termed a "soft market", a difficult environment for insurance brokers to grow. However, Brown & Brown experienced a previous "soft market" from 1992 through 2000 and grew their earnings every year during that period.

Our Investment Approach

Ten years ago, we wrote the following in our annual letter: "Our 1993 purchases have the following characteristics: solid businesses, capable management, and stocks selling at reasonable price levels." Some things never change. Today we are looking for the same kinds of "solid business" investment opportunities. That is, businesses which have something unique about them that cannot be easily copied by a competitor, and that generate cash profits that can be used to fund future growth or to create value for shareholders. Examples of "solid businesses" in our estimation include: Whole Foods Market, SCP Pool, International Speedway and Renal Care Group.

We continue to look for capable management teams that are both talented and honest. Many of the management teams running companies in the FAM Value Fund portfolio operate

FAM Value Fund                                                       (LOGO)


what many consider to be "boring" businesses, such as insurance and banking. We concede that these industries may be boring, but the investment results are not. The Fund has seen strong performance from ho-hum industries from companies such as White Mountains, Markel, South Trust Bank and Bank North.

Finally, we strive to purchase stock in these companies at a discount to what we estimate as their "true" or "intrinsic" worth. Buying stock at a discount in this manner creates what we term a "margin of safety". Therefore, if we make a mistake in our analysis of a company -- and we sometimes do -- having paid a lower price can help manage losses. The margin of safety helps us with one of our two overall objectives -- preservation of capital.

Looking Ahead

There is always uncertainty in investing. As we look ahead toward 2004, we know this new year's particular set of unknowns includes the outcome of a national election, the course of interest rates, the falling dollar and budget deficits. We have no idea how each of these issues may play out and affect the stock market, but we do know that we will remain focused on our own investment approach.


             Average Annual Total Returns as of December 31, 2003
                                                                                     Life of Fund
                           1-Year        3-Year         5-Year         10-Year         (1/2/87)

FAM Value Fund
 (Investor Shares)         24.98%        10.84%          9.08%         12.48%           12.72%
 (Advisor Shares)<F1>      12.99%          N/A            N/A            N/A              N/A
S&P 500 Index              28.67%        -4.05%         -0.57%         11.06%           12.04%
Russell 2000 Index         47.25%         6.27%          7.13%          9.48%           10.45%


<F1> FAM Value Fund Advisor Shares were launched on July 1, 2003.



      Whatever 2004 brings our way, we pledge to remain focused on our investment discipline and will continue to work to earn your confidence. Thank you for your partnership with us in the FAM Value Fund.

Sincerely,

/s/  John D. Fox, CFA                                /s/ Thomas O. Putnam
John D. Fox, CFA                                     Thomas O. Putnam
Co-Manager                                           Co-Manager

FAM Value Fund -- Performance Summary                              (LOGO)



Annual Total Investment Returns:

                                    JANUARY 2, 1987 TO DECEMBER 31, 2003
                             FAM VALUE FUND
                   INVESTOR SHARES    ADVISOR SHARES<F1>  RUSSELL 2000 INDEX     S&P 500 INDEX
FISCAL YEAR                   TOTAL RETURN                   TOTAL RETURN        TOTAL RETURN

1987                 -17.40%               --                  -8.77%                5.25%
1988                  35.50%               --                  24.89%               16.61%
1989                  20.32%               --                  16.24%               31.69%
1990                  -5.36%               --                 -19.50%               -3.11%
1991                  47.63%               --                  46.05%               30.47%
1992                  25.08%               --                  18.42%                7.60%
1993                   0.21%               --                  18.90%               10.06%
1994                   6.82%               --                  -1.82%                1.31%
1995                  19.71%               --                  28.44%               37.53%
1996                  11.23%               --                  16.54%               22.95%
1997                  39.06%               --                  22.37%               33.35%
1998                   6.19%               --                  -2.55%               28.58%
1999                  -4.84%               --                  21.26%               21.04%
2000                  19.21%               --                  -3.03%               -9.10%
2001                  15.07%               --                   2.49%              -11.88%
2002                  -5.33%               --                 -20.48%              -22.09%
2003                  24.98%               12.99%              47.25%               28.67%


<F1> FAM Value Fund Advisor Shares were launched on July 1, 2003.



FAM Value Fund -- Performance Summary                                (LOGO)


The chart below depicts the change in the value of a $10,000 investment in Investor Shares of the FAM Value Fund, as compared with the growth of the Standard & Poor's 500 Index and the Russell 2000 Index during the same period. The information assumes reinvestment of dividends and capital gain distributions. The Standard & Poor's 500 Index is an unmanaged index generally representative of the market for the stocks of large size U.S. companies. The Russell 2000 Index is an unmanaged index generally representative of the market for the stocks of smaller size U.S. companies.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
FAM VALUE FUND, THE RUSSELL 2000 INDEX, AND THE S&P 500

(In Thousands)

          FAM Value Fund   Russell 2000     S&P 500

1987           8260           9120           10530
1988           11193          11391          12278
1989           13466          13236          16170
1990           12740          10655          15669
1991           18808          15567          20448
1992           23517          18432          22002
1993           23565          21915          24224
1994           25175          21521          24539
1995           30143          27632          33741
1996           33523          32192          41468
1997           46618          39403          55318
1998           49502          38378          71139
1999           47105          46553          86078
2000           56152          45156          78245
2001           64623          46285          68934
2002           61179          36797          53699
2003           76464          54202          69111


This information represents past performance of Investor Shares of the FAM Value Fund and is not indicative of future results. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less that the original cost.

An investment of $10,000 in the Advisor Shares of the FAM Value Fund on the inception date of this share class, July 1, 2003 would have changed in value to $11,298 by December 31, 2003.

                      Average Annual Total Returns as of December 31, 2003
                                                                                     Life of Fund
                           1-Year        3-Year         5-Year         10-Year         (1/2/87)

FAM Value Fund
 (Investor Shares)         24.98%        10.84%          9.08%         12.48%           12.72%
 (Advisor Shares)<F1>      12.99%          N/A            N/A            N/A              N/A
S&P 500 Index              28.67%        -4.05%         -0.57%         11.06%           12.04%
Russell 2000 Index         47.25%         6.27%          7.13%          9.48%           10.45%


<F1> FAM Value Fund Advisor Shares were launched on July 1, 2003.



The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FAM Value Fund -- Portfolio Data                                     (LOGO)
As of December 31, 2003


TOP TEN HOLDINGS
(% of Net Assets)

White Mountains Insurance Group        8.0%
Brown & Brown, Inc.                    5.3%
Kaydon Corporation                     3.5%
Allied Capital Corp                    3.5%
Reynolds & Reynolds                    3.4%
Vulcan Materials Company               3.2%
Berkshire Hathaway, Inc                3.1%
YUM! Brands, Inc.                      3.1%
Martin Marietta Materials              3.0%
New England Business Services          2.8%


COMPOSITION OF NET ASSETS

Property & Casualty Insurance         13.7%
Cash/Short-Term Obligations           10.8%
Banking                                9.3%
Machinery & Equipment                  7.8%
Construction Materials                 6.4%
Insurance Agency                       5.3%
Restaurants                            4.7%
Electronic Equipment                   3.9%
Registered Investment Company          3.5%
Computer Software & Services           3.4%
Retail Apparel                         3.0%
Other                                 28.2%


COMPARATIVE VALUATIONS

                              FAM Value       Russell 2000       S&P 500

Number of Stocks                 44               2000             500
Median Market Cap               $2.7B             $473M           $9.0B
Price/Earnings Ratio            20.0              20.7            21.5
Price/Book Ratio                 2.5               2.3             3.2
Earnings Growth Rate*           10.0%             5.5%            13.4%
Turnover Rate                   9.4%               N/A             N/A

*5 Years.

FAM Value Fund -- Statement of Investments                           (LOGO)
December 31, 2003


                                                         SHARES       VALUE

COMMON STOCKS (91.2%)

Banking (9.5%)

Banknorth Group, Inc.
  o multi-bank holding company in Portland, ME           340,507  $ 11,076,693
M&T Bank Corporation
  o bank holding company located in Buffalo, NY          143,000    14,056,900
North Fork Bancorporation
  o bank holding company located on Long Island, NY 245,950 9,953,596 South Trust Corporation
  o bank holding company headquartered in Alabama        426,000    13,942,980
TCF Financial Corp.
  o  holding company for TCF National Bank,
  operating throughout the Midwest                       100,000     5,135,000

                                                                    54,165,169

Commercial Products (2.9%)

New England Business Services, Inc.+
  o  leading supplier of business forms/
  printed products to small businesses in U.S.           550,025    16,225,737

Computer Software & Services (3.5%)

Reynolds & Reynolds
  o software for automotive dealers and
  business forms                                         675,400    19,620,370

Construction Materials (6.5%)

Florida Rock Industries
  o basic construction materials company                  18,500     1,014,725
Martin Marietta Materials
  o produces aggregates for the
  construction industry                                  371,443    17,446,678
Vulcan Materials Company
  o  produces, distributes and sells
  construction materials and industrial
  and specialty chemicals                                387,165    18,417,439

                                                                    36,878,842

Consumer Products (1.2%)

CSS Industries, Inc.*
  o giftware, bows, Halloween and Easter
  novelty products                                       222,075     6,886,546

Consumer Services (1.1%)

H&R Block, Inc.
  o leader in individual and small business
  tax preparation                                         10,000       553,700
ServiceMaster Company
  o commercial and residential service company           473,025     5,510,741

                                                                     6,064,441

                      See Notes to Financial Statements.

FAM Value Fund -- Statement of Investments continued                  (LOGO)
December 31, 2003


                                                        SHARES        VALUE

Electronic Components (1.8%)

Littelfuse, Inc.
  o manufactures fuses and circuit
  protection devices                                    360,900   $ 10,401,138

Electrical Equipment (3.9%)

American Power Conversion*
  o  manufactures power protection
  equipment for computers                               449,055     10,979,395
Zebra Technologies Corp.
  o  designs, manufactures and supports
  bar code label printers                               172,335     11,437,874

                                                                    22,417,269

Health Care Services (1.8%)

Lincare Holdings
  o  provides respiratory therapy services
  to patients in the home                               136,400      4,096,092
Renal Care Group, Inc.
  o  provides dialysis services to patients
  with chronic kidney failure                           150,100      6,184,120

                                                                    10,280,212

Home Furnishings (1.6%)

Ethan Allen Interiors, Inc.
  o manufactures and retails home furnishings           223,175      9,346,569

Insurance Agency (5.4%)

Brown & Brown, Inc.
  o  one of the largest independent general
  insurance agencies in the U.S.                        939,848     30,648,443

Investment Management (2.1%)

Federated Investors, Inc.
  o  provides investment management products
  and services primarily to mutual funds                305,000      8,954,800
Waddell & Reed Financial, Inc.
  o  provides a wide range of investment products
  and services through its subsidiaries, including
  mutual funds and insurance products                   116,400      2,730,744

                                                                    11,685,544

Life Insurance (2.8%)

Protective Life Corporation
  o  individual and group life/health insurance
  and guaranteed investment contracts                   471,400     15,952,176

                      See Notes to Financial Statements.

FAM Value Fund -- Statement of Investments continued                   (LOGO)
December 31, 2003


                                                        SHARES        VALUE

Machinery & Equipment (8.0%)

IDEX Corporation
  o  manufactures proprietary, highly engineered
  industrial products and pumps                         343,000   $ 14,265,370
Kaydon Corporation
  o  custom-engineers products including
  bearings, filters, and piston rings                   780,750     20,174,580
Tennant Company
  o  manufactures commercial and institutional
  floor maintenance equipment and products              255,075     11,044,748

                                                                    45,484,698

Media (0.9%)

Meredith Corporation
  o magazine publishing and tv broadcasting             110,450      5,391,064

Pharmaceuticals (2.8%)

Watson Pharmaceuticals*
  o  manufactures proprietary and off-patent
  pharmaceutical products                               349,900     16,095,400

Property and Casualty Insurance (14.0%)

Berkshire Hathaway Inc.*
  o  holding company for various insurance
  and industrial companies                                  215     18,113,750
Markel Corporation*
  o sells specialty insurance products                   60,650     15,375,382
White Mountains Ins. Grp., Ltd.
  o personal property and casualty,
  and reinsurance                                       100,275     46,121,486

                                                                    79,610,618

Publishing (1.0%)

John Wiley & Sons, Inc.
  o  publisher of print and electronic
  products, specializing in scientific,
  technical professional and medical books
  and journals                                          226,700      5,901,001

Recreation and Entertainment (2.5%)

International Speedway Corporation
  o  owns and operates auto racing
  tracks including Daytona                              315,988     14,112,024

Registered Investment Company (3.5%)

Allied Capital Corp
  o  venture capital corporation for
  entrepreneurs and management                          721,891     20,126,321

                      See Notes to Financial Statements.

FAM Value Fund -- Statement of Investments continued                  (LOGO)
December 31, 2003


                                                       SHARES        VALUE

Restaurants (4.8%)

Outback Steakhouse
  o  operates a diversified restaurant
  system including Outback Steakhouse,
  Carrabba's Italian Grill, Roy's and
  Bonefish Grill                                       209,000   $  9,239,890
YUM! Brands, Inc.*
  o  quick service restaurants including
  KFC, Pizza Hut and Taco Bell                         516,800     17,777,920

                                                                   27,017,810

Retail Apparel (3.1%)

Jones Apparel Group, Inc.
  o designs and markets apparel                        306,000     10,780,380
Liz Claiborne, Inc.
  o  designs and markets an extensive range
  of branded men's and women's apparel,
  accessories and fragrance                            187,150      6,636,339

                                                                   17,416,719

Retail Stores (2.8%)

Cato Corp.
  o operates women's fashion specialty stores          213,000      4,366,500
Ross Stores, Inc.
  o chain of off-price retail apparel and home
  accessories stores                                   310,000      8,193,300
Whole Foods Market, Inc.
  o national grocery store selling organic and
  natural products                                      50,000      3,356,500

                                                                   15,916,300

Telecommunications Services (2.6%)

Commonwealth Telephone Enterprises, Inc.
  o  provides telephony and related services in
  Pennsylvania markets as a rural local
  exchange carrier                                     320,250     12,089,438
Hickory Tech Corp.
  o small local telephone company in Minnesota         258,800      2,963,260

                                                                   15,052,698

Wholesale Distribution (1.1%)

SCP Pool Corp.
  o wholesale distributor of swimming
  pool supplies                                        183,967      6,012,042

Total Common Stocks (Cost $302,886,833)                          $518,709,151

Short Term Obligations (8.8%)                       PRINCIPAL

U.S. Treasury Bill, 0.9%, with maturities
  to 1/2/04                                        $20,000,000     19,999,500
U.S. Treasury Bill, 0.9%, with maturities
  to 2/5/04                                        $30,000,000     29,976,083

Total Short Term Obligations (Cost $49,975,583)                    49,975,583

Total Investments (Cost $352,862,416)                            $568,684,734

*Non-income producing.

+See Note 6.

                      See Notes to Financial Statements.

FAM Value Fund                                                        (LOGO)
December 31, 2003


STATEMENT OF ASSETS AND LIABILITIES

Assets
Investment in securities at value (Cost $352,862,416)           $568,684,734
Cash at interest                                                  12,554,509
Receivable for shares purchased                                      566,853
Dividends and interest receivable                                    326,100

                 Total Assets                                    582,132,196

Liabilities
Payable for investment securities purchased                        1,091,635
Payable for shares redeemed                                          228,057
Accrued management fees                                              484,903
Accrued shareholder accounting and administrative                     64,846
Accrued expenses                                                     121,387

                 Total Liabilities                                 1,990,828

Net Assets
Source of Net Assets:
Net capital paid in on shares of beneficial interest
    Investor Class Shares                     362,820,308
    Advisor Class Shares                        1,500,108

                                                                $364,320,416
Undistributed net investment income                                    2,467
Accumulated net realized loss                                         (3,833)
Net unrealized appreciation                                      215,822,318

                 Net Assets                                     $580,141,368

Net Asset Value Per Share
  Investor Class Shares -- based on net assets of
    $578,579,208 and 14,061,758 shares outstanding                    $41.15
  Advisor Class Shares -- based on net assets of
     $1,562,160 and 38,142 shares outstanding                         $40.96

                      See Notes to Financial Statements.

FAM Value Fund                                                         (LOGO)
Year Ended December 31, 2003


STATEMENT OF OPERATIONS

INVESTMENT INCOME
 Income
   Dividends                                                    $  7,061,115
   Interest                                                          303,735

                 Total Income                                      7,364,850

 Expenses
   Investment advisory fee (Note 2)                                4,890,355
   Administrative fee (Note 2)                                       366,776
   Shareholder servicing and related expenses (Note 2)               322,760
   Printing and mailing                                              140,112
   Professional fees                                                 133,971
   Registration fees                                                  58,147
   Custodial fees                                                     65,086
   Trustees                                                           43,036
   Distribution and Service Fees - Advisor Class Shares                3,547
   Other                                                              52,786

                 Total Expenses                                    6,076,576

                     Net Investment Income                         1,288,274

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                                11,981,406
  Unrealized appreciation of investments                          98,021,481

    Net Gain on Investments                                      110,002,887

NET INCREASE IN NET ASSETS FROM OPERATIONS                      $111,291,161

                      See Notes to Financial Statements.

FAM Value Fund                                                       (LOGO)
Years Ended December 31, 2003 and 2002


STATEMENT OF CHANGES IN NET ASSETS

                                                   2003              2002

CHANGE IN NET ASSETS FROM OPERATIONS:
  Net investment income                      $  1,288,274       $  1,547,344
  Net realized gain on investments             11,981,406          5,997,374
  Unrealized appreciation
   (depreciation) of investments               98,021,481        (39,418,992)

  Net Increase (Decrease)
   in Net Assets From Operations              111,291,161        (31,874,274)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Investor Class                             (1,284,544)        (1,545,183)
    Advisor Class                                  (3,423)                --

  Net realized gain on investments
    Investor Class                            (11,948,602)        (5,996,520)
    Advisor Class                                 (31,841)                --

TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST (NOTE 3):                  12,841,546          7,275,714

  Total Increase (Decrease) in Net Assets     110,864,297        (32,140,263)

NET ASSETS:
  Beginning of year                           469,277,071        501,417,334

  End of year (including undistributed
    net investment income of $2,467
    and $2,161 at December 31, 2003
    and 2002, respectively)                  $580,141,368       $469,277,071

                      See Notes to Financial Statements.

FAM Value Fund -- Notes to Financial Statements                      (LOGO)


Note 1. Summary of Accounting Policies

FAM Value Fund (the "Fund") is a series of Fenimore Asset Management Trust, a diversified, open-end management investment company registered under the Investment Company Act of 1940. The Fund offers two classes of shares (Investor Class and Advisor Class since January 2, 1987 and July 1, 2003, respectively). Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The investment objective of the Fund is to maximize long-term total return on capital. The following is a summary of significant accounting policies followed in the preparation of its financial statements.

a) Valuation of Securities

Securities traded on a national securities exchange or admitted to trading on NASDAQ are valued at the last reported sale price. Common stocks for which no sale was reported, and over-the-counter securities, are valued at the last reported bid price. Short-term securities are carried at amortized cost, which approximates value. Securities for which market quotations are not readily available or have not traded are valued at fair value as determined by procedures established by the Board of Trustees.

b) Federal Income Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.

c) Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

d) Other

Securities transactions are recorded on trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.


Note 2. Investment Advisory Fees
and Other Transactions with Affiliates

Under the Investment Advisory Contract, the Fund pays an investment advisory fee to Fenimore Asset Management, Inc. (the "Advisor") equal, on an annual basis, to 1% of the Fund's average

FAM Value Fund -- Notes to Financial Statements                       (LOGO)


daily net assets. Certain officers and trustees of the Fund are also officers and directors of the Advisor. The Investment Advisory Contract requires the Advisor to reimburse the Investor Class for its expenses to the extent that such expenses, including the advisory fee, for the fiscal year exceed 2.00% of the average daily net assets. For the year ended December 31, 2003 the Advisor contractually agreed to reimburse the Fund for its expenses to the extent such expenses exceed 1.28% and 2.28% of the average daily net assets of the Investor Class and Advisor Class, respectively. No such reimbursement was required for the year ended December 31, 2003. FAM Shareholder Services, Inc. (FSS), a company under common control with the Advisor, serves as shareholder servicing agent and receives a monthly fee of $2.00 per shareholder account. Additionally, FSS serves as the fund administrative agent and receives an annual fee based upon current assets equal to 0.075% (0.050% for the year ended December 31, 2002) of the Fund's average daily net assets. Fenimore Securities, Inc. (FSI), a company also under common control with the Advisor, acts as distributor of the Fund's shares. On July 1, 2003, the Fund adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Advisor Class of shares. Under the plan the Fund pays FSI a total of 1.00% per annum of the Advisor Class shares' average daily net assets.


Note 3. Shares of Beneficial Interest

At December 31, 2003 an unlimited number of $.001 par value shares of beneficial interest were authorized. The Advisor Class of shares that are redeemed within the first eighteen months of purchase are subject to a 1.00% redemption fee. Transactions were as follows:


                                       YEAR ENDED 12/31/03                YEAR ENDED 12/31/02

                                     Shares          Amount             Shares          Amount

Shares sold
   Investor Class                  2,755,111    $ 102,629,151         5,534,797    $ 200,798,895
   Advisor Class                      38,618        1,520,037                --               --
Shares issued on
 reinvestment of dividends
   Investor Class                    305,770       12,609,968           207,947        6,955,805
   Advisor Class                         819           33,602                --               --
Shares redeemed
   Investor Class                 (2,928,786)    (103,897,681)       (5,675,483)    (200,478,986)
   Advisor Class                      (1,295)         (53,531)               --               --

Net increase from Investor Class
 Share Transactions                  132,095    $  11,341,438            67,261    $   7,275,714

Net Increase from Advisor Class
 Share Transactions                   38,142    $   1,500,108                --               --


FAM Value Fund -- Notes to Financial Statements                    (LOGO)


Note 4. Investment Transactions

During the year ended December 31, 2003, purchases and sales of investment securities, other than short term obligations were $42,488,153 and $64,476,218. The cost of securities for federal income tax purposes is substantially the same as shown in the investment portfolio. Realized gains and losses are reported on an identified cost basis.


Note 5. Income Taxes and Distribution to Shareholders

The components of tax basis undistributed earnings at December 31, 2003 were as follows:

             Undistributed Long Term Capital Gain              $1,355
             Undistributed Ordinary Income                     $2,930

The aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

             Unrealized appreciation                     $216,132,851
             Unrealized depreciation                         (310,533)

             Net unrealized appreciation                 $215,822,318

The tax composition of dividends and distributions to shareholders for the years ended December 31, 2003 and 2002 were as follows:

                                                 2003                 2002

             Ordinary income                  $ 1,653,191          $1,545,183
             Long-term capital gain            11,615,219           5,996,520

                                              $13,268,410          $7,541,703

Qualified Dividend Income: For taxable non-corporate shareholders, the distributed income and short-term capital gains representing qualified dividend income subject to the 15% rate category as of December 31, 2003 is 100%. This qualified dividend percentage is applicable to the Portfolio's dividend distributions that were paid after December 31, 2002.


Note 6. Holdings of 5% Voting Securities of Portfolio Companies

Investments in portfolio companies, 5% or more of whose outstanding voting securities are held by the Fund, are defined in the Investment Company Act of 1940 as affiliated companies. A summary of the Fund's holdings in the securities of such issues is set forth below:


                   Number of                                Number of         Value                      Realized
                  Shares Held      Gross        Gross       Shares Held      Dec. 31,       Dividend      Gains/
Name of Issuer   Dec. 31, 2002   Additions   Reductions    Dec. 31, 2003       2003          Income      (Losses)

MOCON, Inc.         395,044          --        395,044           --             --          $ 37,589    $ 372,394
New England
  Bus. Service      675,025          --        125,000        550,025       $16,225,737     $478,840    $(404,610)

Total                                                                       $16,225,737     $516,429    $ (32,216)


FAM Value Fund -- Notes to Financial Statements                      (LOGO)


Note 7. Line of Credit

FAM Value Fund has a line of credit up to 33 1/3% of total net assets or a maximum of $100,000,000. Borrowings under the agreement bear interest at the prime rate as announced by the lending bank. The line of credit is available until December 1, 2004 when any advances are to be repaid. During the year ended December 31, 2003 no amounts were drawn from the available line.


Note 8. Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that might be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


Note 9. Financial Highlights


FAM VALUE FUND -- INVESTOR CLASS SHARES


                                                                 Years Ended December 31,

Per share information
(For a share outstanding throughout the year)     2003         2002         2001        2000       1999

Net asset value, beginning of year             $  33.69     $  36.17     $  32.70    $  31.35   $  34.44

Income from investment operations:
  Net investment income                            0.10         0.11         0.17        0.36       0.29
  Net realized and unrealized
   gain (loss) on investments                      8.32        (2.04)        4.77        5.38      (2.00)

  Total from investment operations                 8.42        (1.93)        4.94        5.74      (1.71)

Less distributions:
  Dividends from net investment income            (0.09)       (0.11)       (0.17)      (0.36)     (0.29)
  Distributions from net realized gains           (0.87)       (0.44)       (1.30)      (4.03)     (1.09)

  Total distributions                             (0.96)       (0.55)       (1.47)      (4.39)     (1.38)

Change in net asset value for the year             7.46        (2.48)        3.47        1.35      (3.09)

Net asset value, end of year                   $  41.15     $  33.69     $  36.17    $  32.70   $  31.35

Total Return                                      24.98%       (5.33)%      15.07%      19.21%     (4.84)%

Ratios/supplemental data
Net assets, end of year (000)                  $578,579     $469,277     $501,417    $366,948   $373,277
Ratios to average net assets of:
  Expenses                                         1.24%        1.21%        1.21%       1.26%      1.23%
  Net investment income                            0.26%        0.30%        0.56%       1.08%      0.86%
Portfolio turnover rate                            9.43%       17.51%        9.62%       9.53%     16.16%


FAM Value Fund -- Notes to Financial Statements                       (LOGO)


Note 9. Financial Highlights continued

FAM VALUE FUND -- ADVISOR CLASS SHARES

                                                              Period Ended
                                                              December 31,

Per share information 1
(For a share outstanding throughout the period)                    2003

Net asset value, beginning of period*                           $  37.10

Income from investment operations:
  Net investment income                                             0.00
  Net realized and unrealized gain (loss) on investments            4.82

  Total from investment operations                                  4.82

Less distributions:
  Dividends from net investment income                             (0.09)
  Distributions from net realized gains                            (0.87)

  Total distributions                                              (0.96)

Change in net asset value for the period                            3.86

Net asset value, end of period                                  $  40.96

Total Return (not annualized)                                      12.99%

Ratios/supplemental data
Net assets, end of period (000)                                 $  1,562
Ratios to average net assets of:
  Expenses**                                                        2.25%
  Net investment income**                                          (0.02)%
Portfolio turnover rate                                             9.43%

1 Based on average shares outstanding.

*Beginning of period reflects Advisor class shares inception date of 7/1/03.

**Annualized.

FAM Equity-Income Fund                                              (LOGO)


Dear Fellow Equity-Income Fund Shareholder:

In 2003 the Investor Share Class of the FAM Equity-Income Fund posted a positive return of 20.30%. The Russell 2000 Index and the S&P 500 Index returned gains of 47.25% and 28.67%, respectively.

2003 Recap

2003 began as if it would add another chapter to the extended three-year bear market. The economy was sluggish, consumer confidence was plunging and economists were talking about the possibility of a deflationary spiral. To make matters worse, our country teetered on the verge of war with Iraq, which seemed to divide the nation and isolate us from the international community. For the first ten weeks of the year, the stock market and the FAM Equity-Income Fund declined roughly 9%. Then things changed.

The market started to climb out of its decline and rose a week before armed campaigns even took place. Most of the earlier declines up to that point in March were quickly recouped. It then took exactly three weeks for Baghdad to fall, and that event marked the last week the market would see negative territory for the year. In fact, that defining moment sparked the rally that ended the three year bear market and propelled the market through positive territory for the remainder of the year. From that turning point, the market was led by the advance of technology stocks and small cap stocks.

The following table shows how the broad market, represented by the S&P 500, Russell 2000 and DOW Jones industrial average and NASDAQ, and the FAM Equity-Income Fund performed over the last 1, 3, and 5 year periods of time:

Average Annual Total Returns
as of December 31, 2003

                     1-Year        3-Year      5-Year

Dow Industrials      28.26%         1.02%       4.56
S&P 500              28.67%        -4.05%      -0.57
NASDAQ               50.77%        -6.35%      -1.45
Russell 2000         47.25%         6.27%       7.13
FAM Equity-
 Income Fund
  (Investor Class)   20.30%        12.41%       9.13
  (Advisor Class)     9.83%*        N/A         N/A

*Since inception July 1, 2003.

Market Commentary

As you can see from the table above, even the worst performing index for the past year registered more than a 20% gain. However, the technology heavy NASDAQ and the Russell 2000 Index of smaller companies nearly doubled the performance of the Dow and S&P 500. Clearly, the market leadership was in smaller and, what we believe are more speculative technology companies.

To put these strong returns into perspective, the long-term historical returns of stocks have averaged 8%-10% per year. We also point out that despite the tremendous performance of the NASDAQ during the stock market bubble of 1999, as well as 2003, it is still compounding at negative (-6%) for the last three years and is not breaking even when extended over the last 5 years.

FAM Equity-Income Fund                                             (LOGO)


While the FAM Equity-Income Fund returned less than the market averages over the last twelve months, we believe it is important to view our results on a 3 and 5 year basis. This is where the rubber meets the road for our investors. Over the last three years, when the market was declining, we were able to generate positive returns that even outstripped the Russell 2000 index of small companies. This also holds true for five years which we believe is even more relevant because it's a longer period of time.

FAM Equity-Income Fund Performance

The Fund's best performing sector for the year was the broad category of financials. This area includes companies as diverse as banks, insurance companies, investment companies, and specialty lenders. The best performer of the group was White Mountains Insurance (+42.7%) which is the largest holding in the fund. Another standout was Allied Capital Corp. (+38.2%), a lending company specializing in small business loans and mezzanine financing. Brown and Brown, an insurance agency, on the other hand, was a detractor for the year (+1.6%).

Companies in the consumer discretionary area also did very well during the year. The best performing company was Courier Corp. (+26.9%), which is a book manufacturer and specialty publishing company. Courier purchased Dover Publishing three years ago, which continues to contribute handsomely to its bottom line. Another strong contributor to performance was Ethan Allen Interiors (+22.7%). An exception to the strong performance of this group was Cato Corp. (-2.1%), a women's apparel retailer. A factor contributing to Cato's weak performance was the weaker economy in the south. However on a positive note, management bought back 20% of the company stock at a 15% discount to the market.

We were also able to buy two new holdings for the Fund in the second half of the year, Liz Claiborne and Outback Steakhouse. As a side note, in the short time since we purchased Outback the stock appreciated 19% over our average purchase price despite the mad cow scare late in December. Additionally, one of our analysts traveled to the Outback headquarters in Tampa, FL immediately after Christmas to meet with management. We continue to feel good about owning the stock, as well as eating at the restaurants. Paul recommends the filet topped with crumbled blue cheese with a side order of Alaskan king crab legs.

      Another positive area in the FAM Equity-Income Fund portfolio was our industrial holdings. This area has endured a horrible economy since late 1998 and has been in a bear market since that time. The depressed state of this sector gave us plenty of opportunity to build positions in companies we believe to be leaders in their markets. During 2003 the environment began to improve for industrial companies. We saw nice gains in Tennant (+35.4%), IDEX (+28.9%), and Kaydon (+24.1%). Taken together these three positions make up over 9% of the assets of the Fund.

FAM Equity-Income Fund                                              (LOGO)

We believe that our long-term achievements are based on our investment process.

o We do all of our own research and do not rely on Wall Street analysts. Our research effort is collaborative, not competitive, which we believe strengthens our intellectual process.

o  We visit every company in the Fund at least once a year.

o  We exercise a rigorous valuation methodology.

o We only buy companies we feel are undervalued and sell companies we feel are overvalued.

o We are not compelled to own companies in each sector of the market. We are free to invest where we find bargains and completely avoid other areas we think are overblown.

o We buy good companies at fair prices and hold them for long periods of time. This methodology minimizes the capital gains that are passed on to shareholders and lessens the tax burden by reducing short-term capital gains which are taxed at significantly higher rates than long-term capital gains.

As long as we adhere to our guiding principles, which have been in place long before the inception of this fund, we will be able to generate adequate returns for our shareholders over the longer-term.

Outlook

We are optimistic about the Fund achieving its long-term goals. As stated above, our success will come from strict adherence to our research process. We may also see a rise in the value of dividend paying stocks as a result of the tax cut on dividends. Since every company in the Fund pays a dividend, we are in the right spot to take advantage of this trend if it emerges. We will continue to buy companies that we feel have superior prospects, strong fundamentals, and good management teams at what we think are good prices.

Thank you for the opportunity to serve you; we will continue to work to earn your confidence and trust.

/s/ Paul Hogan
Paul Hogan, CFA
Co-Manager

/s/ Thomas O. Putnam
Thomas O. Putnam
Co-Manager

FAM Equity-Income Fund -- Performance Summary                       (LOGO)



Annual Total Investment Returns:

                                   APRIL 1, 1996 TO DECEMBER 31, 2003

                           FAM EQUITY-INCOME FUND
                     INVESTOR SHARES     ADVISOR SHARES<F1> RUSSELL 2000 INDEX       S&P 500 INDEX
  FISCAL YEAR                   TOTAL RETURN                   TOTAL RETURN          TOTAL RETURN

4/1/96-12/31/96            11.84%               --                  10.3%                15.2%
     1997                  26.90%               --                  22.37%               33.35%
     1998                   4.67%               --                  -2.55%               28.58%
     1999                  -6.98%               --                  21.26%               21.04%
     2000                  17.18%               --                  -3.03%               -9.10%
     2001                  20.79%               --                   2.49%              -11.88%
     2002                  -2.25%               --                 -20.48%              -22.09%
     2003                  20.30%             9.83%                 47.25%               28.67%


<F1> FAM Equity-Income Fund Advisor Shares were launched on July 1, 2003.



FAM Equity-Income Fund -- Performance Summary                        (LOGO)


The chart below depicts the change in the value of a $10,000 investment in Investor Shares of the FAM Equity-Income Fund, as compared with the growth of the Standard & Poor's 500 Index and the Russell 2000 Index during the same period. The information assumes reinvestment of dividends and capital gain distributions. The Standard & Poor's 500 Index is an unmanaged index generally representative of the market for the stocks of large size U.S. companies. The Russell 2000 Index is an unmanaged index generally representative of the market for the stocks of smaller size U.S. companies.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
FAM EQUITY-INCOME FUND, THE RUSSELL 2000 INDEX, AND THE S&P 500

(In Thousands)

                FAM Equity Income       Russell 2000    S&P 500 Index
1996                  11194                11030             11520
1997                  14202                13501             15368
1998                  14865                13150             19763
1999                  13824                15951             23913
2000                  16199                15472             21737
2001                  19567                15859             19150
2002                  19127                12608             14918
2003                  23010                18571             19200


This information represents past performance of Investor Shares of the FAM Equity-Income Fund and is not indicative of future results. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less that the original cost.

An investment of $10,000 in the Advisor Shares of the FAM Equity-Income Fund on the inception date of this share class, July 1, 2003 would have changed in value to $10,982 by December 31, 2003.

                         Average Annual Total Returns as of December 31, 2003
                                                                                     Life of Fund
                                         1-Year         3-Year         5-Year          (1/4/96)
FAM Equity-Income Fund
 (Investor Shares)                       20.30%         12.41%          9.13%           11.34%
 (Advisor Shares)<F1>                     9.83%           N/A            N/A              N/A
S&P 500 Index                            28.67%         -4.05%         -0.57%            8.50%
Russell 2000 Index                       47.25%          6.27%          7.13%            9.50%


<F1> FAM Equity-Income Fund Advisor Shares were launched on July 1, 2003.



The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FAM Equity-Income Fund -- Portfolio Data                              (LOGO)


TOP TEN HOLDINGS
(% of Net Assets)

White Mountains Ins.                   4.2%
Liz Claiborne, Inc.                    4.2%
Protective Life Corporation            4.1%
John Wiley & Son                       3.9%
Ethan Allen Interiors, Inc.            3.9%
Cato Corporation                       3.7%
Allied Capital Corporation             3.6%
Outback Steakhouse                     3.6%
International Speedway Corp.           3.5%
Vulcan Materials Company               3.5%


COMPOSITION OF NET ASSETS

Cash/Short-Term Obligations           17.1%
Machinery & Equipment                  9.3%
Banking                                6.6%
Publishing                             6.4%
Construction Materials                 6.1%
Recreation & Entertainment             4.6%
Property & Casualty Insurance          4.2%
Retail Apparel                         4.2%
Life Insurance                         4.1%
Investment Management                  4.1%
Home Furnishings                       3.9%
Other                                 29.4%



COMPARATIVE VALUATIONS

                                 FAM
                             Equity-Income      Russell 2000           S&P 500

Number of Stocks                  33                2000                 500
Median Market Cap                $2.3B              $473M               $9.0B
Price/Earnings Ratio             18.5               20.7                21.5
Price/Book Ratio                  2.6                2.3                 3.2
Earnings Growth Rate*            10.0%              5.5%                13.4%
Turnover Rate                    6.5%                N/A                 N/A

*5 Years.

FAM Equity-Income Fund -- Statement of Investments                   (LOGO)
December 31, 2003

                                                         SHARES      VALUE

COMMON STOCKS (85.0%)

Banking (6.8%)

Banknorth Group, Inc.
  o multi-bank holding company in Portland, ME           42,200   $ 1,372,766
North Fork Bancorporation
  o bank holding company located on Long Island, NY 73,000 2,954,310 South Trust Corporation
  o bank holding company headquartered in Alabama        41,200     1,348,476
TCF Financial Corp.
  o  holding company for TCF National Bank,
  operating throughout the Midwest                       31,500     1,617,525
TrustCo Bank Corp NY
  o operates bank offices primarily in upstate
  New York                                               28,472       374,407

                                                                    7,667,484

Commercial Products (2.6%)

New England Business Services, Inc.+
  o  leading supplier of business forms/printed
  products to small businesses in U.S.                   98,200     2,896,900

Commercial Services (1.9%)

McGrath RentCorp
  o  modular building and electronic test equipment
  rentals, subsidiary classroom manufacturing            80,700     2,199,075

Computer Software & Services (2.4%)

Reynolds & Reynolds
  o software for automotive dealers and business
  forms                                                  92,600     2,690,030

Construction Materials (6.2%)

Martin Marietta Materials
  o produces aggregates for the construction
  industry                                               63,000     2,959,110
Vulcan Materials Company
  o  produces, distributes and sells construction
  materials and industrial and specialty chemicals       85,500     4,067,235

                                                                    7,026,345

Consumer Services (2.7%)

H&R Block, Inc.
  o leader in individual and small business
  tax preparation                                        14,000       775,180
ServiceMaster Company
  o commercial and residential service company          190,700     2,221,655

                                                                    2,996,835

Home Furnishings (4.0%)

Ethan Allen Interiors
  o manufactures and retails home furnishings           107,000     4,481,160


                      See Notes to Financial Statements.

FAM Equity-Income Fund -- Statement of Investments continued           (LOGO)
December 31, 2003


                                                         SHARES       VALUE

Insurance Agency (1.7%)

Brown & Brown, Inc.
  o  one of the largest independent general
  insurance agencies in the U.S.                          60,600   $ 1,976,166

Investment Management (4.2%)

Federated Investors
  o  provides investment management products
  and services primarily to mutual funds                 118,800     3,487,968
Waddell & Reed Financial, Inc.
  o  provides a wide range of investment products
  and services through its subsidiaries, including
  mutual funds and insurance products                     51,409     1,206,055

                                                                     4,694,023

Life Insurance (4.2%)

Protective Life Corporation
  o  individual and group life/health insurance
  and guaranteed investment contracts                    140,219     4,745,011

Machinery & Equipment (9.5%)

IDEX Corporation
  o  manufactures proprietary, highly engineered
  industrial products and pumps                           89,425     3,719,186
Kaydon Corporation
  o  custom-engineers products including bearings,
  filters, and piston rings                              124,000     3,204,160
MOCON, Inc.+
  o  manufactures precision measurement,
  process sensing, and control instruments/systems        24,000       194,400
Tennant Company
  o  manufactures commercial and institutional
  floor maintenance equipment and products                84,295     3,649,973

                                                                    10,767,719

Media (2.4%)

Meredith Corporation
  o magazine publishing and tv broadcasting               55,300     2,699,193

Property and Casualty Insurance (4.3%)

White Mountains Ins. Grp., Ltd.
  o personal property and casualty, and reinsurance       10,575     4,863,971

Publishing (6.6%)

Courier Corporation
  o  manufactures and publishes specialty books,
  including Dover Publications                            76,500     2,943,032


                      See Notes to Financial Statements.

FAM Equity-Income Fund -- Statement of Investments continued         (LOGO)
December 31, 2003

                                                         SHARES       VALUE

Publishing (6.6%) continued

John Wiley & Sons, Inc.
  o  publisher of print and electronic products,
  specializing in scientific, technical professional
  and medical books and journals                         172,650   $ 4,494,079

                                                                     7,437,111

Recreation and Entertainment (4.7%)

International Speedway Corporation
  o owns and operates auto racing tracks
  including Daytona                                       91,400     4,081,924
Six Flags Preferred B 7.25%
  o operates regional theme parks in U.S.,
  Mexico and Europe                                       54,900     1,257,210

                                                                     5,339,134

Registered Investment Company (3.6%)

Allied Capital Corp.
  o  venture capital corporation for entrepreneurs
  and management                                         147,514     4,112,690

Restaurants (3.6%)

Outback Steakhouse
  o  operates a diversified restaurant system
  including Outback Steakhouse, Carrabba's Italian
  Grill, Roy's and Bonefish Grill                         92,850     4,104,899

Retail Apparel (4.3%)

Liz Claiborne, Inc.
  o  designs and markets an extensive range
  of branded men's and women's apparel,
  accessories and fragrance                              135,625     4,809,263

Retail Stores (6.0%)

Cato Corp.
  o operates women's fashion specialty stores            210,300     4,311,150
Ross Stores, Inc.
  o chain of off-price retail apparel and home
  accessories stores                                      94,400     2,494,992

                                                                     6,806,142

Telecommunications Services (3.3%)

Hickory Tech Corp.
  o small local telephone company in Minnesota           325,848     3,730,960

Total Common Stocks (Cost $80,606,220)                             $96,044,111

Short Term Obligations (15.0%)                        PRINCIPAL
U.S. Treasury Bill, 0.9%, with maturities to 1/2/04   $9,000,000     8,999,775
U.S. Treasury Bill, 0.9%, with maturities to 2/5/04   $8,000,000     7,993,622

Total Short Term Obligations (Cost $16,993,397)                     16,993,397

Total Investments (Cost $97,599,617)                              $113,037,508

                      See Notes to Financial Statements.

FAM Equity-Income Fund                                                 (LOGO)
Year Ended December 31, 2003


STATEMENT OF ASSETS AND LIABILITIES

Assets
Investment in securities at value
  (Cost $97,599,617)                                            $113,037,508
Cash at interest                                                   2,810,843
Receivable for shares purchased                                       85,881
Dividends and interest receivable                                     85,201

                 Total Assets                                    116,019,433

Liabilities
Payable for investment securities purchased                          298,302
Payable for shares redeemed                                           76,547
Accrued management fees                                               96,414
Accrued shareholder accounting and administrative                     11,279
Accrued expenses                                                      51,471

                 Total Liabilities                                   534,013

Net Assets
Source of Net Assets:
Net capital paid in on shares of beneficial interest
    Investor Class Shares                      98,808,028
    Advisor Class Shares                        1,238,089

                                                                $100,046,117

Undistributed net investment income                                    1,075
Accumulated net realized gain                                            337
Net unrealized appreciation                                       15,437,891

                 Net Assets                                      115,485,420

Net Asset Value Per Share
  Investor Class Shares -- based on net assets of
    $114,194,113 and 6,249,482 shares outstanding                     $18.27
  Advisor Class Shares -- based on net assets of
    $1,291,307 and 71,030 shares outstanding                          $18.18


                      See Notes to Financial Statements.

FAM Equity-Income Fund                                              (LOGO)
Year Ended December 31, 2003


STATEMENT OF OPERATIONS

INVESTMENT INCOME
 Income
   Dividends                                                     $ 1,725,092
   Interest                                                          174,559

                 Total Income                                      1,899,651

 Expenses
   Investment advisory fee (Note 2)                                  940,402
   Administrative fee (Note 2)                                        70,530
   Shareholder servicing and related expenses (Note 2)                34,420
   Printing and mailing                                               33,962
   Professional fees                                                  41,479
   Registration fees                                                  33,802
   Custodial fees                                                     14,526
   Trustees                                                           38,425
   Distribution and Service Fees -- Advisor Class Shares               3,730
   Other                                                                 448

                 Total Expenses                                    1,211,724

                     Net Investment Income                           687,927

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                                 1,149,258
  Unrealized appreciation of investments                          16,234,993

    Net Gain on Investments                                       17,384,251

NET INCREASE IN NET ASSETS FROM OPERATIONS                       $18,072,178


                      See Notes to Financial Statements.

FAM Equity-Income Fund                                              (LOGO)
Years Ended December 31, 2003 and 2002


STATEMENT OF CHANGES IN NET ASSETS

                                                  2003               2002
CHANGE IN NET ASSETS
FROM OPERATIONS:
  Net investment income                      $    687,927        $   482,081
  Net realized gain on investments              1,149,258            684,760
  Unrealized appreciation
   (depreciation) of investments               16,234,993         (4,969,651)

  Net Increase (Decrease)
  in Net Assets From Operations                18,072,178         (3,802,810)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Investor Class                               (684,670)          (481,757)
    Advisor Class                                  (3,198)                --
  Net realized gain on investments
    Investor Class                             (1,136,192)          (556,807)
    Advisor Class                                 (12,729)                --

TRANSACTIONS IN SHARES
OF BENEFICIAL INTEREST (NOTE 3):               25,281,516         47,615,901

  Total Increase in Net Assets                 41,516,905         42,774,527

NET ASSETS:
  Beginning of year                            73,968,515         31,193,988

  End of year (including undistributed
    net investment income of $1,075
    and $1,016 at December 31, 2003
    and 2002, respectively)                  $115,485,420        $73,968,515


                      See Notes to Financial Statements.

FAM Equity-Income Fund -- Notes to Financial Statements              (LOGO)


Note 1. Summary of Accounting Policies

FAM Equity-Income Fund (the "Fund") is a series of Fenimore Asset Management Trust, a no-load, diversified, open-end management investment company registered under the Investment Company Act of 1940. The Fund offers two classes of shares (Investor Class and Advisor Class since April 1, 1996 and July 1, 2003, respectively). Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The investment objective of the Fund is to provide current income and long term capital appreciation from investing primarily in income-producing equity securities. The following is a summary of significant accounting policies followed in the preparation of its financial statements.

a) Valuation of Securities

Securities traded on a national securities exchange or admitted to trading on NASDAQ are valued at the last reported sale price. Common stocks for which no sale was reported, and over-the-counter securities, are valued at the last reported bid price. Short-term securities are carried at amortized cost, which approximates value. Securities for which market quotations are not readily available or have not traded are valued at fair value as determined by procedures established by the Board of Trustees.

b) Federal Income Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.

c) Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

d) Other

Securities transactions are recorded on trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.


Note 2. Investment Advisory Fees
and Other Transactions with Affiliates

Under the Investment Advisory Contract, the Fund pays an investment advisory fee to Fenimore Asset Management, Inc. (the "Advisor") equal, on an annual basis, to 1% of the Fund's average daily net assets. Certain officers and trustees of the

FAM Equity-Income Fund -- Notes to Financial Statements              (LOGO)


Fund are also officers and directors of the Advisor. The Investment Advisory Contract requires the Advisor to reimburse the Investor Class for its expenses to the extent that such expenses, including the advisory fee, for the fiscal year exceed 2% of the average daily net assets. For the year ended December 31, 2003 the Advisor contractually agreed to reimburse the Fund for its expenses to the extent such expenses exceed 1.40% and 2.40% of the average daily net assets of the Investor Class and Advisor Class, respectively. No such reimbursement was required for the year ended December 31, 2003. FAM Shareholder Services, Inc. (FSS), a company under common control with the Advisor, serves as shareholder servicing agent and receives a monthly fee of $2.00 per shareholder account. Additionally, FSS serves as the fund administrative agent and receives a fee equal, on an annual basis, to 0.075% (0.05% for the year ended December 31, 2002) of the Fund's average daily net assets. Fenimore Securities, Inc. ("FSI"), a company also under common control with the Advisor, acts as distributor of the Fund's shares. On July 1, 2003, the Fund adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Advisor Class of shares. Under the plan the Fund pays FSI a total of 1.00% per annum of the Advisor Class shares' average daily net assets.


Note 3. Shares of Beneficial Interest

At December 31, 2003 an unlimited number of $.001 par value shares of beneficial interest were authorized. Transactions were as follows:


                                       YEAR ENDED 12/31/03                YEAR ENDED 12/31/02

                                     Shares          Amount             Shares          Amount

Shares sold
   Investor Class                  4,174,191     $ 68,574,439         5,669,584     $ 92,287,496
   Advisor Class                      71,299        1,241,823               N/A              N/A
Shares issued on
 reinvestment of dividends
   Investor Class                     97,475        1,727,896            60,055          937,056
   Advisor Class                         847           15,371               N/A              N/A
Shares redeemed
   Investor Class                 (2,808,318)     (46,258,908)       (2,887,060)     (45,608,651)
   Advisor Class                      (1,116)         (19,105)               --               --

Net increase from Investor Class
 Share Transactions                1,463,348     $ 24,043,427         2,842,579     $ 47,615,901

Net Increase from Advisor Class
 Share Transactions                   71,030     $  1,238,089                --               --


FAM Equity-Income Fund -- Notes to Financial Statements              (LOGO)


Note 4. Investment Transactions

During the period ended December 31, 2003, purchases and sales of investment securities, other than short term obligations were $24,324,758 and $4,839,538. The cost of securities for federal income tax purposes is substantially the same as shown in the investment portfolio. Realized gains and losses are reported on an identified cost basis.


Note 5. Income Taxes and distribution to Shareholders

The components of tax basis undistributed earnings at December 31, 2003 were as follows:

            Undistributed Long Term Capital Gain              $   42
            Undistributed Ordinary Income                     $1,371

The aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

            Unrealized appreciation                      $16,092,986
            Unrealized depreciation                         (655,095)

            Net unrealized appreciation                  $15,437,891

The tax composition of dividends and distributions to shareholders for the years ended December 31, 2003 and 2002 were as follows:

                                                 2003                2002

            Ordinary income                   $1,581,875          $  995,279
            Long-term capital gain               254,914              43,285

                                              $1,836,789          $1,038,564

Qualified Dividend Income: For taxable non-corporate shareholders, the distributed income and short-term capital gains representing qualified dividend income subject to the 15% rate category as of December 31, 2003 is 100%. This qualified dividend percentage is applicable to the Portfolio's dividend distributions that were paid after December 31, 2002.


Note 6. Line of Credit

FAM Equity-Income Fund has a line of credit up to 33 1/3% of total net assets or a maximum of $30,000,000. Borrowings under the agreement bear interest at the prime rate as announced by the lending bank. The line of credit is available until December 1, 2004 when any advances are to be repaid. During the year ended December 31, 2003 no amounts were drawn from the available line.

FAM Equity-Income Fund -- Notes to Financial Statements               (LOGO)


Note 7. Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that might be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


Note 8. Financial Highlights

               FAM EQUITY-INCOME FUND -- INVESTOR CLASS SHARES

                                                                Years Ended December 31,
Per share information
(For a share outstanding throughout the year)      2003       2002        2001        2000       1999

Net asset value, beginning of year              $  15.45    $ 16.05     $ 13.47      $12.31     $13.53

Income from investment operations:
  Net investment income                             0.12       0.12        0.19        0.31       0.27
  Net realized and unrealized
   gain (loss) on investments                       3.00      (0.48)       2.58        1.76      (1.22)

  Total from investment operations                  3.12      (0.36)       2.77        2.07      (0.95)

Less distributions:
  Dividends from net investment income             (0.12)     (0.12)      (0.19)      (0.31)     (0.27)
  Distributions from net realized gains            (0.18)     (0.12)         --       (0.60)        --

  Total distributions                              (0.30)     (0.24)      (0.19)      (0.91)     (0.27)

Change in net asset value for the year              2.82      (0.60)       2.58        1.16      (1.22)

Net asset value, end of year                    $  18.27    $ 15.45     $ 16.05      $13.47     $12.31

Total Return                                       20.30%     (2.25)%     20.79%      17.18%     (6.98)%

Ratios/supplemental data
Net assets, end of year (000)                   $114,194    $73,969     $31,194      $6,892     $6,653
Ratios to average net assets of:
  Expenses, total                                   1.28%      1.37%       1.56%       2.27%      2.12%
  Expenses, net of fees waived and
   expenses assumed by advisor                      1.28%      1.37%       1.50%       1.50%      1.50%
Net investment income                               0.73%      0.84%       1.29%       2.33%      2.15%
Portfolio turnover rate                             6.46%      7.11%       2.79%      16.59%     13.49%


FAM Equity-Income Fund -- Notes to Financial Statements                (LOGO)


Note 8. Financial Highlights continued

FAM EQUITY-INCOME FUND -- ADVISOR CLASS SHARES

                                                                  Period Ended
                                                                  December 31,
Per share information 1
(For a share outstanding throughout the period)                       2003

Net asset value, beginning of period*                                $16.77

Income from investment operations:
  Net investment income                                                0.10
  Net realized and unrealized gain (loss) on investments               1.54

  Total from investment operations                                     1.64

Less distributions:
  Dividends from net investment income                                (0.05)
  Distributions from net realized gains                               (0.18)

  Total distributions                                                 (0.23)

Change in net asset value for the period                               1.41

Net asset value, end of period                                       $18.18

Total Return (not annualized)                                          9.83%

Ratios/supplemental data
Net assets, end of period (000)                                       1,291
Ratios to average net assets of:
  Expenses**                                                           2.28%
  Net investment income**                                              1.10%
Portfolio turnover rate                                                6.46%

1 Based on average shares outstanding.

*Beginning of period reflects Advisor class shares inception date of 7/1/03.

**Annualized.

FAM Funds -- Report of Independent Auditors                           (LOGO)


To the Board of Trustees and Shareholders of FAM Value Fund and FAM Equity-Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of FAM Value Fund and FAM Equity-Income Fund, each a series of Fenimore Asset Management Trust (the "Funds") at December 31, 2003, the results of their operations for the year then ended, the changes in each of their net assets for the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
January 16, 2004

FAM Funds -- Information About Trustees and Officers               (LOGO)
(Unaudited)


The business and affairs of the Funds are managed under the direction of the Funds' Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set forth below.

                                          Independent Trustees<F2>
                                                                           Number of
                           Position(s) Held        Principal               Portfolios in     Other
                           With Fund and           Occupation(s)           Fund Complex<F1>  Directorships
Name, Address,             Length of Time          During Past             Overseen          Held by
and Age                    Served                  5 Years                 by Trustee        Trustee

Joseph J. Bulmer           Trustee since 1996      Retired President,      2                 N/A
384 North Grand Street                             Hudson Valley
Cobleskill, NY 12043                               Community College
Age: 74

Fred "Chico" Lager         Trustee since 1996      Business Consultant;    2                 N/A
384 North Grand Street                             Retired President and
Cobleskill, NY 12043                               Chief Executive Officer
Age: 49                                            of Ben & Jerry's
                                                   Homemade, Inc.

C. Richard Pogue           Trustee since 2000      Retired Executive       2                 N/A
384 North Grand Street                             Vice President
Cobleskill, NY 12043                               of the Investment
Age: 67                                            Company Institute

David A. Hughey            Trustee since 2000      Retired Executive       2                 N/A
384 North Grand Street                             Vice President and
Cobleskill, NY 12043                               Chief Administrative
Age: 72                                            Officer Dean Witter,
                                                   Discover & Co.


<F1> "Fund Complex" includes the two series of the Trust, FAM Value Fund and
FAM Equity Income Fund.

<F2> The "Independent Trustees" are those Trustees that are not considered
"interested persons" of the Trust, as that term is defined in the 1940 Act.



FAM Funds -- Information About Trustees and Officers continued      (LOGO)
(Unaudited)


                     Interested Trustees and Officers<F2>
                                                                           Number of
                           Position(s) Held       Principal                Portfolios in     Other
                           With Fund and          Occupation(s)            Fund Complex<F1>  Directorships
Name, Address,             Length of Time         During Past              Overseen          Held by
and Age                    Served                 5 Years                  by Trustee        Trustee

Thomas O. Putnam           Chairman of Board      Chairman, Fenimore       2                 N/A
384 North Grand Street     and President          Asset Management, Inc.
Cobleskill, NY 12043       since 1986
Age: 59

Joseph A. Bucci            Secretary and          Controller, Fenimore     2                 N/A
384 North Grand Street     Treasurer since        Asset Management, Inc.
Cobleskill, NY 12043       2000, Trustee
Age: 50                    since 2000


<F1> "Fund Complex" includes the two series of the Trust, FAM Value Fund and
FAM Equity Income Fund.

<F2> Mr. Putnam and Mr. Bucci, by virtue of their employment with Fenimore
Asset Management, Inc., the Trust's investment advisor, are each considered an "interested person" of the Trust.



FAM Funds -- Definition of Terms                                   (LOGO)


Earnings Growth Rate. The earnings growth rate is the annual average rate of growth in earnings over the past five years for the stocks currently in a portfolio.

Expense Ratio. The expense ratio is the percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Median Market Cap. The median market cap is the midpoint of market capitalization (market price times shares outstanding)of stocks in a portfolio.

Number of Stocks. This is an indication of diversification. The more stocks a portfolio holds, the more diversified, and the more likely it is to perform in line with the overall stock market.

Price/Book Ratio. The share price of a stock, divided by its net worth, or book value, per share. For a portfolio the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio (P/E). We would like to take this opportunity to review one fundamental concept, P/E, which, if not properly understood, can lead to some confusion. This measure is included to give investors an idea of how much is being paid for a company's earning power, and thereby, to assist in evaluating a portfolio's risk. Typically, the higher the P/E, the more investors are paying and the more growth they are expecting. Lower P/E stocks tend to be in lower-growth industries, in stock groups that have fallen out of favor, or in mature companies that have long records of earnings stability.

If you look at Morningstar, Lipper or Value Line mutual fund data, you will most likely encounter P/E ratios that differ perhaps from each other, as well as from the one that we have included in this report. The major reasons for discrepancies are two-fold. One reason is that reporting services use unadjusted data that is obtained from filed annual reports, 10Ks, 10Qs and quarterly reports; as such, this data is historically based, and does include current year estimates. Some of this information may also come from Standard and Poor's and Comstock. While these databases are good sources for raw statistics, we have observed that they do not carry all the data that is necessary to record every relevant element that factors into operating earnings.

Additionally, we make adjustments to operating earnings to eliminate one time events (if they are truly one time!). For example, we would eliminate the gain or loss on an investment that was sold if it is obvious that the likelihood of this recurring is remote. We also eliminate negative P/Es and P/Es of companies where valuation has little to do with the company's reported earnings and most to do with asset growth, i.e. Berkshire Hathaway. We believe that this methodology is more representative of the relevant fundamentals of the P/E for the FAM Value Fund and the FAM Equity-Income Fund and provides you with a better understanding of what you own.

FAM Funds -- Definition of Terms continued                        (LOGO)


Return on Equity. The rate of return generated by a company during the past year for each dollar or shareholder's equity (net income for the year divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies represented in the portfolio.

Turnover Rate. Indicates the trading activity during the past year. Portfolios with high turn over rates incur higher transaction costs and are more likely to realize and distribute capital gains (which may be taxable to investors). According to Morningstar the average turnover rate for all domestic equity mutual funds for 2003 was 124%.

Yield. This is the portfolio's income from interest and dividends. The yield, expressed as a percentage of a portfolio's net asset value, is based on income earned by the portfolio over the past 30 days and is annualized, or projected forward for the coming year.

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                                      44

Investment Advisor
Fenimore Asset
Management, Inc.
Cobleskill, NY

Custodian
U.S. Bank, N.A.
Cincinnati, OH

Independent Auditors
PricewaterhouseCoopers, LLP
New York, NY

Trustees
Joseph A. Bucci
Joseph J. Bulmer, PhD
David A. Hughey
Fred "Chico" Lager
C. Richard Pogue
Thomas O. Putnam

Legal Counsel
Dechert, LLP
Washington, DC

Shareholder Servicing Agent
FAM Shareholder Services, Inc.
Cobleskill, NY

Distributor
Fenimore Securities, Inc.
Cobleskill, NY


(LOGO) FAM Funds

384 North Grand Street
PO Box 399
Cobleskill, New York 12043-0399
(800) 932-3271
www.famfunds.com

(LOGO) FAM Funds
384 North Grand Street
PO Box 399
Cobleskill, New York 12043-0399
(800) 932-3271
www.famfunds.com

                                  Presorted
                               First-Class Mail
                                 U.S.Postage
                                     PAID
                                  Albany, NY
                                 Permit # 370


FINANCIAL PEACE OF MIND THROUGH A VALUE APPROACH TO INVESTING

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. The Registrant has undertaken in this report filed on Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics.


Item 3. Audit Committee Financial Expert.

The Registrant's Board of Trustees has determined that David A. Hughey and Fred Lager are each an "audit committee financial expert" and are "independent," as these terms are defined in this Item 3.


Item 4.  Principal Accountant Fees and Services.

(a)  Audit Fees 2003 - $61,303;  Audit Fees 2002 - $50,050

(b)  Tax Preparation Fees 2003 -  $8,500;  Tax Preparation Fees 2002 -  $7,700

(c)  Audit-Related Fees - None.

(d)  All Other Fees -  None.

(e)(1) Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed during 2003 and 2002 were pre-approved by the committee.

(e)(2)  Not applicable.

(f)  Not applicable.

(g) The aggregate fees paid by the Registrant for non-audit professional services rendered by PricewaterhouseCoopers LLP to Registrant's investment adviser for 2003 and 2002 were $19,800 and $12,500, respectively.

(h)  Not applicable.

Item 5.  Audit Committee of Listed Registrants

Not Applicable.


Item 6.  [Reserved]


Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.


Item 8. [Reserved]


Item 9. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c)) under the Investment Company Act of 1940, as amended (the "Act") are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


Item 10. Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) in the exact form set forth below:

(Attached hereto).

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                        Fenimore Asset Management Trust

By (Signature and Title)*           /s/ Thomas O. Putnam
                                    Thomas O. Putnam, President

Date   February 5, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*           /s/ Thomas O. Putnam
                                    Thomas O. Putnam, President

Date   February 5, 2004

By (Signature and Title)*           /s/ Joseph A. Bucci
                                    Joseph A. Bucci, Treasurer

Date   February 5, 2004

* Print the name and title of each signing officer under his or her signature.